INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Match Group is a member of IAC's consolidated federal and state income tax returns. In all periods presented, current income tax provision and deferred income tax benefit have been computed for Match Group on an as if stand-alone, separate return basis. Match Group's payments to IAC for its share of IAC's consolidated federal and state tax return liabilities have been reflected within cash flows from operating activities in the accompanying consolidated and combined statement of cash flows.
At the end of each interim period, the Company makes its best estimate of the annual expected effective income tax rate and applies that rate to its ordinary year-to-date earnings or loss. The income tax provision or benefit related to significant, unusual, or extraordinary items, if applicable, that will be separately reported or reported net of their related tax effects are individually computed and recognized in the interim period in which they occur. In addition, the effect of changes in enacted tax laws or rates, tax status, judgment on the realizability of a beginning-of-the-year deferred tax asset in future years or the liabilities for uncertain tax positions is recognized in the interim period in which the change occurs.
The computation of the annual expected effective income tax rate at each interim period requires certain estimates and assumptions including, but not limited to, the expected pre-tax income (or loss) for the year, projections of the proportion of income (and/or loss) earned and taxed in foreign jurisdictions, permanent and temporary differences, and the likelihood of the realization of deferred tax assets generated in the current year. The accounting estimates used to compute the provision or benefit for income taxes may change as new events occur, more experience is acquired, additional information is obtained or our tax environment changes. To the extent that the expected annual effective income tax rate changes during a quarter, the effect of the change on prior quarters is included in income tax provision in the quarter in which the change occurs.
For the three months ended March 31, 2016, the Company recorded an income tax provision of $5.1 million which represents an effective income tax rate of 42%. The effective tax rate for the three months ended March 31, 2016 is higher than the statutory rate of 35% due primarily to the non-deductible loss on contingent consideration fair value adjustments, partially offset by foreign income taxed at lower rates. For the three months ended March 31, 2015, the Company recorded an income tax provision of $8.3 million, which represents an effective income tax rate of 24%. The effective tax rate for the three months ended March 31, 2015 is lower than the statutory rate of 35% due principally to the non-taxable gain on contingent consideration fair value adjustments.
The Company recognizes interest and, if applicable, penalties related to unrecognized tax benefits in the income tax provision. At both March 31, 2016 and December 31, 2015, the Company had accrued $1.3 million for the payment of interest and $1.8 million for penalties.
Match Group is routinely under audit by federal, state, local and foreign authorities in the area of income tax as a result of previously filed separate company tax returns and consolidated tax returns with IAC. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service is currently auditing IAC's federal income tax returns for the years ended December 31, 2010 through 2012, which includes the operations of Match Group. Various other jurisdictions are open to examination for tax years beginning with 2009, with the exception of one jurisdiction, which is currently under audit beginning in 2005. Income taxes payable include reserves considered sufficient to pay assessments that may result from examination of prior year tax returns. Changes to reserves from period to period and differences between amounts paid, if any, upon the resolution of audits and amounts previously provided may be material. Differences between the reserves for income tax contingencies and the amounts owed by the Company are recorded in the period they become known.
At March 31, 2016 and December 31, 2015, unrecognized tax benefits, including interest, were $25.9 million and $26.2 million, respectively. At both March 31, 2016 and December 31, 2015, approximately $16.4 million was included in unrecognized tax benefits for tax positions included in IAC's consolidated tax return filings. If unrecognized tax benefits at March 31, 2016 are subsequently recognized, $25.5 million, net of related deferred tax assets and interest, would reduce income tax expense. The comparable amount as of December 31, 2015 was $25.8 million. The Company believes that it is reasonably possible that its unrecognized tax benefits could decrease by approximately $1.6 million within twelve months of March 31, 2016, primarily due to expirations of statutes of limitations.

INCOME TAXES
Match Group is a member of IAC's consolidated federal and state income tax returns. In all periods presented, current income tax provision and deferred income tax benefit have been computed for Match Group on an as if stand-alone, separate return basis. Match Group's payments to IAC for its share of IAC's consolidated federal and state tax return liabilities have been reflected within cash flows from operating activities in the accompanying consolidated and combined statement of cash flows.
U.S. and foreign earnings before income taxes are as follows:

	Years Ended December 31,
	2015	2014	2013
	(In thousands)
U.S.	$149,340	$147,210	$152,645
Foreign	30,045	68,426	34,598
Total	$179,385	$215,636	$187,243

The components of the provision for income taxes are as follows:

	Years Ended December 31,
	2015	2014	2013
	(In thousands)
Current income tax provision:
Federal	$68,420	$53,579	$49,140
State	7,336	6,045	3,856
Foreign	5,672	13,557	11,271
Current income tax provision	81,428	73,181	64,267
Deferred income tax (benefit) provision:
Federal	(15,131)	(4,188)	722
State	(1,735)	(159)	197
Foreign	(5,664)	(1,557)	(4,570)
Deferred income tax benefit	(22,530)	(5,904)	(3,651)
Income tax provision	$58,898	$67,277	$60,616

Current income tax payable was reduced by $38.4 million, $5.3 million, and $10.8 million for the years ended December 31, 2015, 2014 and 2013, respectively, for excess tax deductions attributable to stock-based compensation which is included as financing activity on the consolidated and combined statement of cash flows.
The tax effects of cumulative temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below. The valuation allowance is primarily related to deferred tax assets for net operating losses.

	December 31,
	2015	2014
	(In thousands)
Deferred tax assets:
Accrued expenses	$8,088	$6,936
Net operating loss carryforwards	33,373	32,147
Stock-based compensation	25,269	13,142
Fair value investments	2,129	3,708
Other	5,627	3,172
Total deferred tax assets	74,486	59,105
Less valuation allowance	(23,244)	(24,805)
Net deferred tax assets	51,242	34,300
Deferred tax liabilities:
Intangible and other assets	(73,172)	(69,131)
Other	(1,230)	(6,028)
Total deferred tax liabilities	(74,402)	(75,159)
Net deferred tax liabilities	$(23,160)	$(40,859)

At December 31, 2015, the Company has federal and state net operating losses ("NOLs") of $25.4 million and $10.7 million, respectively. If not utilized, the federal NOLs will expire at various times between 2031 and 2034, and the state NOLs will expire at various times between 2016 and 2035. Utilization of federal and state NOLs will be subject to limitations under Section 382 of the Internal Revenue Code and applicable state law. At December 31, 2015, the Company has foreign NOLs of $84.9 million available to offset future income. Of these foreign NOLs, $78.7 million can be carried forward indefinitely and $6.2 million will expire at various times between 2016 and 2035. During 2015, the Company recognized tax benefits related to NOLs of $2.7 million.
During 2015, the Company's valuation allowance increased by $1.6 million primarily due to a decrease in unbenefited unrealized losses. At December 31, 2015, the Company has a valuation allowance of $23.5 million related to the portion of NOLs and other items for which it is more likely than not that the tax benefit will not be realized.
A reconciliation of the income tax provision to the amounts computed by applying the statutory federal income tax rate to earnings before income taxes is shown as follows:

	Years Ended December 31,
	2015	2014	2013
	(In thousands)
Income tax provision at the federal statutory rate of 35%	$62,785	$75,472	$65,535
Change in tax reserves, net	(595)	(283)	(4,524)
State income taxes, net of effect of federal tax benefit	3,626	3,826	2,814
Foreign income taxed at a different statutory rate	(2,699)	(975)	(976)
Non-taxable contingent consideration fair value adjustments	(3,898)	(4,439)	—
Non-taxable foreign currency exchange gains	(3,776)	(4,107)	—
Other, net	3,455	(2,217)	(2,233)
Income tax provision	$58,898	$67,277	$60,616

No income taxes have been provided on indefinitely reinvested earnings of certain foreign subsidiaries aggregating $269.3 million at December 31, 2015. The estimated amount of the unrecognized deferred income tax liability with respect to such earnings would be $43.6 million.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest, is as follows:

	December 31,
	2015	2014	2013
	(In thousands)
Balance at January 1,	$10,935	$11,215	$16,788
Additions based on tax positions related to the current year	2,903	201	1,188
Additions for tax positions of prior years	12,846	490	665
Reductions for tax positions of prior years	(902)	(60)	(12)
Settlements	—	—	(4,724)
Expiration of applicable statute of limitations	(874)	(911)	(2,690)
Balance at December 31,	$24,908	$10,935	$11,215

The Company recognizes interest and, if applicable, penalties related to unrecognized tax benefits in the income tax provision. At both December 31, 2015 and 2014, the Company had accrued $1.3 million and $1.2 million, respectively, for the payment of interest. At December 31, 2015 and 2014, the Company had accrued $1.8 million and $2.4 million, respectively, for penalties.
Match Group is routinely under audit by federal, state, local and foreign authorities in the area of income tax as a result of previously filed separate company tax returns and consolidated tax returns with IAC. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service is currently auditing IAC's federal income tax returns for the years ended December 31, 2010 through 2012, which includes the operations of Match Group. Various other jurisdictions are open to examination for various tax years beginning with 2009. Income taxes payable include reserves considered sufficient to pay assessments that may result from examination of prior year tax returns. Changes to reserves from period to period and differences between amounts paid, if any, upon the resolution of audits and amounts previously provided may be material. Differences between the reserves for income tax contingencies and the amounts owed by the Company are recorded in the period they become known.
At December 31, 2015 and 2014, unrecognized tax benefits, including interest, were $26.2 million and $12.1 million, respectively. At December 31, 2015 and 2014, approximately $16.4 million and $0.7 million, respectively, were included in unrecognized tax benefits for tax positions included in IAC's consolidated tax return filings. If unrecognized tax benefits at December 31, 2015 are subsequently recognized, $25.8 million, net of related deferred tax assets and interest, would reduce income tax expense. The comparable amount as of December 31, 2014 was $11.8 million. The Company believes that it is reasonably possible that its unrecognized tax benefits could decrease by approximately $1.4 million by December 31, 2016, primarily due to expirations of statutes of limitations.